Consolidated Statements of Comprehensive Income (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2015 CNY (¥) shares	Dec. 31, 2015 USD ($) shares	Dec. 31, 2014 CNY (¥) shares	Dec. 31, 2013 CNY (¥) shares
Other comprehensive income, fair value remeasurement for available-for-sale investments, tax	¥ 0	$ 0	¥ 0	¥ 0
Other comprehensive income, foreign currency translation adjustment, tax	0	0	0	0
Revenues, cost of revenues and operating expenses include transactions with related parties as follows (Note 23):
Net advertising revenues	71,048	10,969	55,565	45,127
Paid service revenues	276,712	42,717	291,610	413,407
Cost of revenues	(49,363)	(7,620)	(45,917)	(76,491)
Sales and marketing expenses	(1,788)	(276)	(1,246)	(1,040)
General and administrative expenses	¥ (1,812)	$ (280)	¥ (354)	¥ (404)
Class A ordinary shares [Member]
Number of ordinary shares that each ADS represents	8	8	8	8